Rule 3.8A

Appendix 3E
Daily share buy-back notice
(except minimum holding buy-back and
selective buy-back)

Information and documents given to ASX become ASX's property and may be made public.
Introduced 1/9/99. Origin: rule 3.6, Appendix 7C. Amended 30/9/2001.

Name of entity	ARBN
NEWS CORPORATION	111 480 561

We (the entity) give ASX the following information.
Information about buy-back
1	Type of buy-back	ON MARKET
2	Date Appendix 3C was given to ASX	14 JUNE 2005

Total of all shares bought back, or in relation to which acceptances have been received, before, and on, previous day
		Before previous day	Previous day
3	Number of shares bought back or if buy-back is an equal access scheme, in relation to which acceptances have been received	NYSE 2,071,000 CLASS B 113,132,200 CLASS A ASX 13,128,170 CLASS B 3,299,049 CLASS A	NYSE 0 CLASS B 185,500 CLASS A ASX 0 CLASS B 0 CLASS A
4	Total consideration paid or payable for the shares	NYSE US$36,184,336 CLASS B US$221,171,641 CLASS A ASX A$304,570,778 CLASS B A$71,541,804 CLASS A	NYSE US$0 CLASS B US$3,091,413 CLASS A ASX A$0 CLASS B A$0 CLASS A
		Before previous day	Previous day
5	If buy-back is an on-market buy-back

NYSE-CLASS B

highest price paid: US$17.77

date: 16 JUNE 2005

lowest price paid: US$17.22

date: 15 JUNE 2005

NYSE-CLASS A

highest price paid: US$16.99

date: 22 JUNE 2005

lowest price paid: US$16.49

date: 15 JUNE 2005

ASX-CLASS B

highest price paid: A$22.83

date: 14 JUNE 2005

lowest price paid: A$22.51

date: 15 JUNE 2005

ASX-CLASS A

highest price paid: A$22.00

date: 14 JUNE 2005

lowest price paid: A$21.40

date: 22 JUNE 2005

NYSE-CLASS B

highest price paid: NA

lowest price paid: NA

NYSE-CLASS A

highest price paid: US$16.75

lowest price paid: US$16.59

ASX-CLASS B

highest price paid: NA

lowest price paid: NA

ASX-CLASS A

highest price paid: NA

lowest price paid: NA

highest price allowed under rule 7.33:

ASX-CLASS B

NA

ASX-CLASS A

NA

Participation by directors
6	Deleted 30/9/2001.

 How many shares may still be bought back?

7	If the company has disclosed an intention to buy back a maximum number of shares - the remaining number of shares to be bought back

 Compliance statement

1. The company is in compliance with all Corporations Act requirements relevant to this buy-back.
2. There is no information that the listing rules require to be disclosed that has not already been disclosed, or is not contained in, or attached to, this form.

Sign here: /s/ Robert K. Moon

(Assistant Secretary-Australia)
Date: 22 August 2005

Print name: Robert K Moon